Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

dated as of May 31, 2011

TITAN MACHINERY INC.
a Delaware corporation,

as Borrower,

THE FINANCIAL INSTITUTIONS PARTY HERETO,

as Lenders,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

Swing Line Lender and L/C Issuer

BANK OF AMERICA, N.A.

as Co-Documentation Agent

COBANK, ACB

as Co-Documentation Agent

WELLS FARGO SECURITIES, LLC

Sole Lead Arranger and Sole Book Runner

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (“First Amendment”), dated as of May 31, 2011 (“First Amendment Effective Date”), is among TITAN MACHINERY INC., a Delaware corporation (“Borrower”), the several financial institutions party to this Agreement as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, Swing Line Lender and L/C Issuer.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Credit Agreement (as hereinafter defined).

RECITALS

WHEREAS Borrower, Administrative Agent, Lenders, Co-Documentation Agents, Swing Line Lender, and L/C Issuer are parties to that certain Credit Agreement dated October 31, 2010 (as amended from time to time, the “Credit Agreement”) and, as applicable, the other Loan Documents, pursuant to which, Lenders have made available to Borrower certain extensions of credit referenced therein on the terms and conditions contained therein; and

WHEREAS Borrower has requested that Administrative Agent and Lenders (a) amend the definition of Consolidated Total Liabilities solely as it relates to the calculation of the Consolidated Leverage Ratio for the Fiscal Period ending April 30, 2011, and (b) further modify the Credit Agreement on the terms and conditions contained herein; and

WHEREAS the Administrative Agent and Lenders have agreed to amend the definition of Consolidated Total Liabilities solely as it relates to the calculation of the Consolidated Leverage Ratio for the Fiscal Period ending April 30, 2011, and to further modify the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

AGREEMENT

ARTICLE I — MODIFICATIONS & CONSENTS

SECTION 1.1                                      MODIFICATIONS TO CREDIT AGREEMENT

As of the First Amendment Effective Date, the Credit Agreement is hereby modified as follows:

1.1.1                     Solely for the purpose of calculating the Consolidated Leverage Ratio for compliance under Section 6.12(a) of the Credit Agreement for the Fiscal Period ending April 30, 2011, the definition of “Consolidated Total Liabilities” set forth below shall be substituted for the definition of “Consolidated Total Liabilities” set forth in Section 1.01 of the Credit Agreement:

“Consolidated Total Liabilities” means as of April 30, 2011, total liabilities reflected on the consolidated balance sheet of the Borrower and its Subsidiaries as of such date prepared in accordance with GAAP, less the amount by which the Cash Equivalents held by Borrower and its Subsidiaries at the end of such period exceed $30,000,000.

1.1.2                     Except as set forth in Section 1.1.1 hereof, the definition of “Consolidated Total Liabilities” set forth in Section 1.01 of Credit Agreement shall be (including for the calculation of the Applicable Rate for all periods) :

“Consolidated Total Liabilities” means as of any date, total liabilities reflected on the consolidated balance sheet of the Borrower and its Subsidiaries as of such date prepared in accordance with GAAP.

ARTICLE II — COVENANTS

SECTION 2.1                                      EXPENSES

Borrower shall pay all expenses and costs of Administrative Agent (including, without limitation, the attorney fees and expenses of counsel for Administrative Agent) in connection with the preparation, negotiation, execution and approval of this First Amendment and any and all other documents, instruments and things contemplated hereby, whether or not such transactions are consummated, together with all other expenses and costs incurred by Administrative Agent chargeable to Borrower pursuant to the terms of the Credit Agreement which are unpaid at such time.

ARTICLE III — CONDITIONS TO FIRST AMENDMENT; GENERAL PROVISIONS

SECTION 3.1                                      CONDITIONS PRECEDENT

3.1.1                    This First Amendment and the transactions contemplated herein are expressly conditioned upon the satisfaction by Borrower of the following conditions, all in the sole but reasonable discretion of the Administrative Agent:

(a)                                  All conditions contained in Section 4.01 of the Credit Agreement shall have been satisfied;

(b)                                 No Material Adverse Effect shall have occurred since Closing;

(c)                                  No Default or Event of Default shall have occurred and be continuing; and

(d)                                 Borrower shall have paid all amounts owed to Administrative Agent and Lenders in connection with this First Amendment.

3.1.2                    Without limiting the foregoing, the effectiveness of this First Amendment shall be conditioned on receipt by Administrative Agent of the consent of Required Lenders.

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SECTION 3.2                                      RATIFICATION; ESTOPPEL; REAFFIRMATION

3.2.1                     Borrower hereby reaffirms and ratifies the Credit Agreement and other Loan Documents, as amended, modified and supplemented hereby.

3.2.2                     Borrower hereby reaffirms to Administrative Agent and to each Lending Party that each of the representations, warranties, covenants and agreements set forth in the Credit Agreement and the other Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof.

3.2.3                     Borrower further represents and warrants that, as of the date hereof, it has no counterclaims, defenses or offsets of any nature whatsoever to the Obligations or any of the Loan Documents and that as of the date hereof no unwaived Default or Event of Default by Borrower, Administrative Agent or any Lending Party has occurred or exists under any of the Loan Documents.

3.2.4                     Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Credit Agreement and other Loan Documents, as amended, modified and supplemented hereby by this First Amendment, represent the valid, binding, enforceable and collectible obligations of Borrower.

3.2.5                     Borrower hereby affirms, acknowledges and confirms that the provisions of this First Amendment shall be a part of the Credit Agreement and Loan Documents for all purposes.

3.2.6                     Borrower affirms and acknowledges that the recitals to this First Amendment are true and accurate and are hereby incorporated into this First Amendment.

SECTION 3.3                                      RELEASE

Borrower does hereby release, remise, acquit and forever discharge Administrative Agent and Lenders and Administrative Agent and Lenders’ employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporation, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all action and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this First Amendment, the Credit Agreement and the other Loan Documents, except, in each case, to the extent of the gross negligence or willful misconduct of the Released Parties (all of the foregoing hereinafter called the “Released Matters”).  Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.  Borrower represents and warrants to Administrative Agent and the Lenders that it has not purported to transfer, assign or otherwise convey any right, title or interest of Borrower in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

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SECTION 3.4                                      TIME OF THE ESSENCE

Time is of the essence of the First Amendment, the Credit Agreement and Loan Documents.

SECTION 3.5                                      GOVERNING LAW; JURISDICTION; ETC.

3.5.1                     GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

3.5.2                     SUBMISSION TO JURISDICTION.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH EACH IS A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURTS OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURTS.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY OTHER PARTY OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

3.5.3                     WAIVER OF VENUE.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 3.5.2.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

3.5.4                     SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS FIRST AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 3.6                                     COUNTERPARTS; SEVERABILITY

3.6.1                     This First Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

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3.6.2                     If any term or provision of this First Amendment, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this First Amendment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this First Amendment shall be valid and shall be enforced to the fullest extent permitted by law.

SECTION 3.7                                      WAIVER OF RIGHT TO JURY TRIAL

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM.  EACH OF THE PARTIES HERETO REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL ON SUCH MATTERS.  IN THE EVENT OF LITIGATION, A COPY OF THIS FIRST AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 3.8                                      FINAL EXPRESSION

THIS WRITTEN AGREEMENT IS THE FINAL EXPRESSION OF THE FIRST AMENDMENT TO THE CREDIT AGREEMENT AMONG THE PARTIES HERETO AS THE SAME EXISTS TODAY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT BETWEEN THE PARTIES HERETO.

BY SIGNING BELOW, THE PARTIES HERETO HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN THEMSELVES WITH RESPECT TO THE SUBJECT MATTER OF THIS FIRST AMENDMENT OR OF THE CREDIT AND SECURITY AGREEMENT GENERALLY.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

Borrower:

Titan Machinery Inc.,
A DELAWARE CORPORATION

BY:	/S/ TED O. CHRISTIANSON
NAME:	TED O. CHRISTIANSON
TITLE:	VICE PRESIDENT OF FINANCE

ADMINISTRATIVE AGENT, L/C ISSUER AND SWING LINE LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association, as Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ Mark T. Lundquist
Name:	Mark T. Lundquist
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association, as a Lender

By:	/s/ Mark T. Lundquist
Name:	Mark T. Lundquist
Title:	Vice President

WORKING CAPITAL COMMITMENT:		$17,777,777.78
FLOORPLAN COMMITMENT:		$62,222,222.22

LENDER:

COBANK, ACB

By:	/s/ Jason Lueders
Name:	Jason Lueders
Title:	Vice President

WORKING CAPITAL COMMITMENT:		$8,888,888.89
FLOORPLAN COMMITMENT:		$31,111,111.11

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Don Stafford
Name:	Don Stafford
Title:	Senior Vice President

WORKING CAPITAL COMMITMENT:		$8,888,888.89
FLOORPLAN COMMITMENT:		$31,111,111.11

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Magnus McDowell
Name:	Magnus McDowell
Title:	Vice President

WORKING CAPITAL COMMITMENT:		$6,666,666.67
FLOORPLAN COMMITMENT:		$23,333,333.33

LENDER:

BANK OF THE WEST
a California banking corporation

By:	/s/ Brian Hunter
Name:	Brian Hunter
Title:	Vice President

WORKING CAPITAL COMMITMENT:		$4,444,444.44
FLOORPLAN COMMITMENT:		$15,555,555.56

LENDER:

BREMER BANK, N.A.

By:	/s/ Wesley Well
Name:	Wesley Well
Title:	President/Branch Mgr.

WORKING CAPITAL COMMITMENT:		$3,333,333.33
FLOORPLAN COMMITMENT:		$11,666,666.67